RECONSTITUTED SERVICING AGREEMENT

THIS RECONSTITUTED SERVICING AGREEMENT (this “Agreement”), entered into as of the 1st day of November, 2006, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the “Seller” or “Lehman Brothers Holdings”), and RESIDENTIAL FUNDING COMPANY, LLC, a Delaware limited liability company (the “Servicer” or the “Company”), having an office at 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota, 55437, recites and provides as follows:

RECITALS

WHEREAS, the Seller through Lehman Capital, A Division of Lehman Brothers Holdings Inc., acquired certain adjustable rate, conventional, first lien residential mortgage loans from the Servicer, which mortgage loans were either originated or acquired by the Servicer pursuant to the Sale and Servicing Agreement, dated as of October 30, 2006 (the “Sale and Servicing Agreement”), which Sale and Servicing Agreement is annexed as Exhibit B hereto.

WHEREAS, the Seller has conveyed certain mortgage loans as identified on Exhibit C hereto (the “Mortgage Loans”) to Structured Asset Securities Corporation, a Delaware special purpose corporation (“SASCO”), which in turn has conveyed the Mortgage Loans to U.S. Bank National Association, as trustee (the “Trustee”), pursuant to a trust agreement, dated as of November 1, 2006 (the “Trust Agreement”), among the Trustee, Aurora Loan Services LLC, as master servicer (“Aurora,” and, together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the “Master Servicer”), and SASCO.

WHEREAS, the Mortgage Loans are currently being serviced by the Servicer for the Seller pursuant to the Sale and Servicing Agreement.

WHEREAS, the Seller desires that the Servicer continue to service the Mortgage Loans, and the Servicer has agreed to do so.

WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trust Fund (or the Trustee on behalf of the Trust Fund), and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

AGREEMENT

1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto, shall have the meanings ascribed to such terms in the Sale and Servicing Agreement.

2. Custodianship. The parties hereto acknowledge that Wells Fargo Bank, N.A. will act as custodian of the Mortgage Files for the Trustee pursuant to a Custodial Agreement, dated November 1, 2006, between Wells Fargo Bank, N.A. and the Trustee.

3. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Sale and Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Sale and Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full. The Seller acknowledges that all of its rights and obligations as Owner under the Sale and Servicing Agreement as reconstituted herein pursuant to this Agreement shall continue in full force and effect.

4. Master Servicing; Termination of Servicer. The Servicer shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the LXS 2006-18N Trust Fund (the “Trust Fund”) created pursuant to the Trust Agreement, shall have the same rights as the Seller under the Sale and Servicing Agreement to enforce the obligations of the Servicer under the Sale and Servicing Agreement and the term “Initial Owner” or “Owner” as used in the Sale and Servicing Agreement in connection with any such rights of the Initial Owner or Owner shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Seller under the Sale and Servicing Agreement and in connection with the performance of the Master Servicer’s duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

5. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto (other than the representation and warranties made by the Servicer in Section 2.04 of the Sale and Servicing Agreement as of the date of the sale from the Company to the Seller).

6. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

Aurora Loan Services LLC
10350 Park Meadows Drive
Littleton, Colorado 80124
Attention: Jerald W. Dreyer - Master Servicing, LXS 2006-18N
Telephone: (303) 632-3422
Telecopier: (303) 632-3123

All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

JPMorgan Chase Bank
New York, New York
ABA#: 021-000-021
Account Name:  Aurora Loan Services LLC, Master Servicing Payment
Clearing Account
Account No.: 066-611059
Beneficiary: Aurora Loan Services LLC
For further credit to: LXS 2006-18N

All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

U.S. Bank National Association
One Federal Street
Boston, M.A. 02110
Attention: Corporate Trust Services
Reference:  LXS 2006-18N
Telephone: (617) 603-6413
Telecopier: (617) 603-6638

All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

Lehman Brothers Holdings Inc.
745 Seventh Avenue, 7th Floor
New York, New York 10019
Attention: Leslee Gelber
Telephone: (212) 526-5861
E-mail: lgelber@lehman.com

With a copy to:

Dechert LLP
2929 Arch Street
Philadelphia, PA 19104
Attention: Steven J. Molitor, Esq.

All notices required to be delivered to the Servicer hereunder shall be delivered to the Servicer at the following address:

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
Attention: Office of the President

and:

Residential Funding Company, LLC
2255 N. Ontario Street, Suite 400,
Burbank, California 91504
Attention: Servicing Manager

7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

9. Reconstitution. The Seller and the Servicer agree that this Agreement is a “Reconstitution Agreement” and that the date hereof is the “Reconstitution Date”, each as defined in the Sale and Servicing Agreement.

10. NIMS Insurer. In addition to the terms and conditions set forth in this Agreement, any and all rights of the Master Servicer and Trustee to receive notices from the Servicer pursuant to this Agreement shall hereby be equally granted to the NIMS Insurer. The Master Servicer, the Seller or the Trustee shall notify the Servicer in writing of the name and address of the NIMS insurer and the name and telephone number of the appropriate contact employee of the NIMS Insurer. For any and all obligations of the Servicer to obtain consent from the Master Servicer and the Trustee pursuant to this Agreement, the Servicer must also obtain such consent from the NIMS Insurer. Notwithstanding any other provision in this Agreement, the Trust Fund shall hold harmless and indemnify the Servicer for any failure of the NIMS Insurer to comply with the provisions of this Agreement. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the NIMS Insurer receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the NIMS Insurer as if it was a party to this Agreement, and the NIMS Insurer shall have the same rights and remedies to enforce the provisions of this Agreement as if it was a party to this Agreement. Notwithstanding the foregoing, all rights of the NIMS Insurer set forth in this Agreement shall exist only so long as the NIM Securities issued pursuant to the NIMS Transaction remain outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such NIM Securities.

“NIM Security” shall mean any net interest margin security issued by an owner trust or special purpose entity that is holding all rights, title and interest in and to the Class P or Class X Certificates issued by the Trust Fund.

“NIMS Insurer” shall mean collectively, any insurance companies issuing a financial guaranty insurance policy covering certain payments to be made on NIM Securities pursuant to a NIMS Transaction.

“NIMS Transaction” shall mean any transaction in which NIM Securities are secured, in part, by the payments on the Class P or Class X Certificates issued by the Trust Fund.

11. Distressed Mortgage Loans. The NIMS Insurer may, at its option, purchase a Distressed Mortgage Loan; provided, however, prior to any such purchase, the Servicer shall be required to continue to make Monthly Advances with respect to such Distressed Mortgage Loans, to the extent required by the applicable servicing provisions in the Sale and Servicing Agreement. Any such purchase shall be accomplished by: (A) remittance to the Master Servicer of the Purchase Price (as defined in the Trust Agreement) for the Distressed Mortgage Loan for deposit into the Collection Account established by the Master Servicer pursuant to the Trust Agreement, and (B) the NIMS Insurer’s (i) acknowledgment and agreement to retain Servicer, as the servicer for any such purchased Distressed Mortgage Loan, to service such Distressed Mortgage Loan pursuant to the provisions of the Sale and Servicing Agreement, and (ii) assumption, for the benefit of the Servicer, the rights and obligations of the Trust Fund as owner of such purchased Distressed Mortgage Loans pursuant to the Sale and Servicing Agreement. The Trustee and the Servicer shall immediately effectuate the conveyance of the purchased Distressed Mortgage Loans to the NIMS Insurer exercising the purchase option, including prompt delivery of the Servicing File and all related documentation to the applicable NIMS Insurer. A Distressed Mortgage Loan is as of any Determination Date a Mortgage Loan that is delinquent in payment for a period of ninety (90) days or more, without giving effect to any grace period permitted by the related Mortgage Loan, or for which the Servicer or Trustee has accepted a deed in lieu of foreclosure.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

Executed as of the day and year first above written.

LEHMAN BROTHERS HOLDINGS INC.,
as Seller

By:
Name: Ellen Kiernan
Title: Authorized Signatory

RESIDENTIAL FUNDING COMPANY, LLC,
as Servicer

By:
Name:
Title:

Acknowledged By:

AURORA LOAN SERVICES LLC,
as Master Servicer

By:
Name: Jerald W. Dreyer
Title:  Vice President

U.S. BANK NATIONAL ASSOCIATION as Trustee and not individually

By: Name: Title:

EXHIBIT A

Modifications to the Sale and Servicing Agreement

1.	A new definitions of “Certificate” is hereby added to Article 1 immediately following the definition of “Cash Receipts” to read as follows:

Certificate: shall have the meaning given to such term in the Trust Agreement.

2.	The definition of “Custodial Account” in Article I shall be amended as follows:

(a) the words “After thirty (30) days from the date of this Agreement” shall be replaced with the words “As of the Closing Date”;

(b) the words “Prior to (30) days from the date of this Agreement” shall be replaced with “Prior to the Closing Date”; and

(c) the words “in trust for Lehman Capital, A Division of Lehman Brothers Holdings Inc., Residential Mortgage Loans, Group No. 2006-FLOW” in the third and fourth lines of such definition shall be replaced by the following: “in trust for LXS 2006-18N Trust Fund and various Mortgagors”.

3.	The definition of “Custodial Agreement” in Article I is hereby amended in its entirety to read as follows:

Custodial Agreement: means the Custodial Agreement dated November 1, 2006, between Wells Fargo Bank, N.A., as custodian, and the Trustee.

4.	A new definition of “Custodian” is hereby added to Article I immediately following the definition of “Custodial Agreement” to read as follows:

Custodian: means Wells Fargo Bank, N.A.

5.	A new definition of “GNMA” is hereby added to Article I immediately following the definition of “Full Prepayment” to read as follows:

GNMA: The Government National Mortgage Association, or any successor thereto.

6.	The definition of “Master Servicer” in Article I is hereby amended in its entirety to read as follows:

Master Servicer: Aurora Loan Services LLC, a Delaware limited liability company, as master servicer pursuant to the provisions of the Trust Agreement, together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement.

7.	The definition of “Mortgage Loan” in Article I is hereby amended in its entirety to read as follows:

“Mortgage Loan”: An individual Mortgage Loan which has been purchased from the Company by the Seller and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes all rights, benefits, proceeds and obligations arising therefrom, including, without limitation, the Mortgage File, the Monthly Payments, Liquidation Proceeds, Condemnation Proceeds, Servicing Rights and all other rights.

8.	The definition of “Mortgage Loan Schedule” in Article I is hereby amended in its entirety to read as follows:

“Mortgage Loan Schedule”: The schedule of Mortgage Loans attached as Exhibit C to this Agreement setting forth certain information with respect to the Mortgage Loans purchased from the Company by the Seller pursuant to the Sale and Servicing Agreement.

9.	The definition of “Qualified Depository” in Article I shall be amended in its entirety as follows:

“Qualified Depository”: Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least “A-1+” by S&P, or whose long-term unsecured debt obligations are rated at least “AA-” by S&P if the deposits are to be held in the account for no more than 365 days or whose commercial paper, short-term debt obligations, demand deposits, or other short-term deposits are rated at least “A-2” by S&P, if the amounts on deposit are to be held in the account for no more than 30 days and are not intended to be used as credit enhancement, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (iii) Lehman Brothers Bank, FSB, a federal savings bank.

10.	A new definition of “SASCO” is hereby added to Article I immediately following the definition of “Repurchase Price” to read as follows:

SASCO: Structured Asset Securities Corporation, a Delaware special purpose corporation.

11.	The definition of “Servicing Fee Rate” in Article I is hereby amended and restated in its entirety to read as follows:

Servicing Fee Rate: 0.425% per annum.

12.	New definitions of “Trust Agreement,” “Trustee,” “Trust Fund” and “Trust REMIC” are hereby added to Article I immediately following the definition of “Trade Confirmation” to read as follows:

Trust Agreement: means that certain trust agreement, dated as of November 1, 2006, among the Trustee, the Master Servicer, and SASCO, as depositor.

Trustee: U.S. Bank National Association, as trustee under the Trust Agreement.

Trust Fund: the LXS 2006-18N Trust Fund created pursuant to the Trust Agreement

13.	Section 2.04(b) (Representations and Warranties of the Company) is hereby amended by:

(i)	adding the phrase “and the Master Servicer” after the phrase “inure to the benefit of the Initial Owner” in the paragraph immediately following clause (lvi) of such Subsection.

14.	Section 3.01 (Company to Act as Servicer) is hereby amended by adding the following to the end of such Section to read as follows:

Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Company shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

15.	Section 3.17 (REO Property) is hereby amended as follows:

(i)	by replacing the reference to “one year” in the seventh line of the third paragraph thereof with “three years”,

(ii)	by adding two new paragraphs after the fourth paragraph thereof to read as follows:

In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Company has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Company has received such an extension, then the Company shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”). If the Company has not received such an extension and the Company is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Company has received such an extension, and the Company is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Company shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the Company) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee on behalf of the Trust Fund shall sign any document or take any other action reasonably requested by the Company which would enable the Company, on behalf of the Trust Fund, to request such grant of extension.

Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used or held by or on behalf of the Trust Fund in such a manner, pursuant to any terms or for a period that would: (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or (ii) result in the imposition of any tax upon any REMIC included in the Trust Fund.

16.	The parties hereto acknowledge that Cut-off Date referenced shall mean the close of business on November 1, 2006.

The Company shall provide the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund’s federal income tax return as the Master Servicer may reasonably request from time to time.

17.	Section 2.01 of the Regulation AB Compliance Addendum (Intent of the Parties; Reasonableness) is hereby amended as follows:

(a) The first paragraph of such subsection is amended by (1) replacing the words “the Initial Owner and any Depositor” with “the Trust Fund, the Depositor, the Trustee and the Master Servicer” and (2) by replacing the words “the Initial Owner or any Depositor” with “the Trust Fund, the Depositor, the Trustee or the Master Servicer”; and

(b) The second paragraph of such subsection is amended by (1) replacing the words “Neither the Initial Owner, any Master Servicer nor any Depositor” with “None of the Initial Owner, the Trust Fund, the Depositor, the Trustee and the Master Servicer,” (2) by replacing the words “the Initial Owner, any Master Servicer or any Depositor” with “the Trust Fund, the Initial Owner, the Depositor, the Trustee or the Master Servicer” in each instance, (3) by replacing the words “the Initial Owner and any Master Servicer to deliver to the Initial Owner (including any of its assignees or designees), any Master Servicer and any Depositor” with “the Trust Fund, the Depositor, the Trustee or the Master Servicer to deliver to such party (including any of its assignees or designees),” (4) by replacing the words “determination of the Initial Owner, the Master Servicer or any Depositor” with “determination of the Trust Fund, the Depositor, the Trustee or the Master Servicer, (5) by replacing the words “the Initial Owner, such Master Servicer or such Depositor” with “the Trust Fund, the Depositor, the Trustee or the Master Servicer”, and (6) by replacing the words “believed by the Initial Owner or any Depositor “ with “believed by the Trust Fund, the Depositor, the Trustee or the Master Servicer”.

18.	Section 2.02 of the Regulation AB Compliance Addendum (Additional Representations and Warranties of the Company) is hereby amended as follows:

(a) by replacing in its entirety the words in subsection (vii) of Section (a) of the Regulation AB Compliance Addendum with the words “there are no affiliations, relationships or transactions of a type described in Item 1119 of Regulation AB relating to the Company or any Subservicer with respect to any party listed on Exhibit F hereto.”

19.
Section 2.04 of the Regulation AB Compliance Addendum (Servicer Compliance Statement) is hereby amended by replacing the words “the Initial Owner, any Master Servicer and any Depositor” and the words “the Initial Owner, such Master Servicer and such Depositor” with “the Trust Fund, the Depositor and the Master Servicer” in each instance.

EXHIBIT B

Sale and Servicing Agreement

See Exhibit 99.6 of the Form 8-K filing.

B-1

EXHIBIT C

Mortgage Loan Schedule

[Intentionally Omitted]

C-1

EXHIBIT D

[Reserved]

D-1

EXHIBIT E

[Reserved]

E-1

EXHIBIT F

TRANSACTION PARTIES

Trustee: U.S. Bank National Association

Securities Administrator: N/A

Master Servicer: Aurora Loan Services LLC

Credit Risk Manager: N/A

Certificate Insurer: N/A

Interest Rate Swap Counterparty: N/A

Interest Rate Cap Counterparty: Lehman Brothers Special Financing Inc.

Servicers: Countrywide Home Loans Servicing LP, GMAC Mortgage, LLC, IndyMac Bank, F.S.B and Residential Funding Company, LLC

Originators: Countrywide Home Loans, Inc., SunTrust Mortgage, Inc., IndyMac Bank, F.S.B. and Residential Funding Company, LLC

Custodian(s): Deutsche Bank National Trust Company, U.S. Bank National Association and Wells Fargo Bank, N.A.

Seller: Lehman Brothers Holdings Inc.

F-1